UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011 (March 10, 2011)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On March 10, 2011, sanofi-aventis and Regeneron Pharmaceuticals, Inc. issued a press release announcing top-line results from the Phase 3 VITAL trial evaluating the investigational agent aflibercept (VEGF Trap) for the second-line treatment of non-small cell lung cancer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release Reporting Top-line Results from Phase 3 Study with aflibercept (VEGF Trap) in Second-Line Non-Small Cell Lung Cancer, dated March 10, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 10, 2011	REGENERON PHARMACEUTICALS, INC.

By: /s/ Murray A. Goldberg
Name: Murray A. Goldberg
Title: Senior Vice President, Finance and
Administration, Chief Financial Officer, Treasurer,
and Assistant Secretary

Exhibit Index
Number	Description
99.1	Press Release Reporting Top-line Results from Phase 3 Study with aflibercept (VEGF Trap) in Second-Line Non-Small Cell Lung Cancer, dated March 10, 2011.